Exhibit 99.1

                   Duratek Reports Third Quarter 2003 Results

    COLUMBIA, Md.--(BUSINESS WIRE)--Oct. 29, 2003--Duratek, Inc. (NASDAQ:DRTK) today announced net income of $5.6 million, or $0.29 per diluted share, for the three-month period ended September 28, 2003, as compared to net income of $3.9 million, or $0.20 per diluted share, for the comparable period in 2002. Revenues were $72.5 million for the three months ended September 28, 2003 compared to $72.8 million in the same period in 2002. The increase in net income of $1.7 million, for the quarter, was primarily due to strong performance in the Commercial Services Segment.
    For the nine month period ended September 28, 2003, net income before cumulative effect of a change in accounting principle was $14.8 million, or $0.77 per diluted share, as compared to net income of $10.5 million, or $0.55 per diluted share, for the comparable period in 2002. Revenues of $213.1 million for the nine months ended September 28, 2003 were comparable to the revenues of $214.4 million achieved during the same period in 2002. The improvement in the year-to-date net income was due to strong performance from the Commercial Services Segment. On a per share basis, net income after cumulative effect of change in accounting principle for the nine months ended September 28, 2003 was $0.64 per diluted share. During the first quarter of 2003 the Company recorded a $2.4 million non-cash charge for the adoption of Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations".
    Robert E. Prince, President and CEO said, "We are pleased with our achievements in the third quarter. The financial performance was solid from all three of our business segments, but in particular from Commercial Services. Our focus on continuing to provide innovative solutions for our customers appears to be showing results."
    Robert F. Shawver, Executive Vice President and CFO added, "Our focus on margin improvement and debt pay down has clearly resulted in improved financial performance. This solid financial performance only better positions the Company to achieve longer range growth objectives."
    An unaudited comparative summary of the third quarter results and year-to-date of operations for 2003 and 2002 is as follows (in thousands of dollars, except per share data):



                               Three Months Ended   Nine Months Ended
                               ------------------- -------------------
                               September September September September
                                  28,       30        28,       30
                                 2003      2002      2003      2002
                               --------- --------- --------- ---------
Revenues                        $72,517   $72,837  $213,137  $214,361
Income from operations          $10,168    $7,677   $27,419   $21,783
Income taxes                     $3,731    $2,682    $9,748    $7,218
Net income before cumulative
 effect of a change in
 accounting principle            $5,632    $3,903   $14,807   $10,494
Net income                       $5,632    $3,903   $12,393   $10,494
Net income (loss) per share:
  Basic before cumulative
   effect of a change
   in accounting principle        $0.39     $0.27     $1.02     $0.71
  Cumulative effect of a change
   in accounting principle            -         -     (0.18)        -
                               --------- --------- --------- ---------
                                  $0.39     $0.27     $0.84     $0.71
                               ========= ========= ========= =========
  Diluted before cumulative
   effect of a change
   in accounting principle        $0.29     $0.20     $0.77     $0.55
  Cumulative effect of a change
   in accounting principle            -         -     (0.13)        -
                               --------- --------- --------- ---------
                                  $0.29     $0.20     $0.64     $0.55
                               ========= ========= ========= =========

Consolidated balance sheets, statements of operations and statements of cash flows follow.


    A conference call will be held today at 11:00 a.m. Eastern Time. Investors can listen to the conference call by logging into www.duratekinc.com or by calling 1-888-385-9734, pass code Duratek. In addition to the webcast and teleconference, the Company will be placing a presentation of the data on its website under investor relations financial reports section. We encourage investors to listen to the call in addition to viewing the presentation.
    A replay of the call will be available at approximately 1:00 p.m. today through November 7, 2003 at 4:00 p.m. by dialing 1-888-566-0457, pass code Duratek. The webcast will be archived on the Duratek website for at least 30 days.

    Duratek provides safe, secure radioactive materials disposition.

    Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of Section 21E(i)(1) of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Duratek's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: the Company's ability to manage its commercial waste processing operations, including obtaining commercial waste processing contracts and processing waste under such contracts in a timely and cost-effective manner; the timing and award of contracts by the U.S. Department of Energy for the cleanup of waste sites administered by it; the Company's ability to integrate acquired companies; the acceptance and implementation of the Company's waste treatment technologies in the government and commercial sectors; and other large technical support services projects. All forward-looking statements are also expressly qualified in their entirety by the cautionary statements included in the Company's SEC filings, including its quarterly reports on Form 10-Q and its annual report on Form 10-K.



                    DURATEK, INC. AND SUBSIDIARIES
                      Consolidated Balance Sheets
            (in thousands of dollars, except share amounts)

                                                  September  December
                                                     28,        31,
                                                    2003       2002
                                                 ----------- ---------
                         Assets                  (unaudited)
 Current assets:
  Cash                                               $2,589    $2,323
  Accounts receivable, net                           48,809    48,420
  Income taxes receivable                                --     1,140
  Cost and estimated earnings in excess of
   billings on uncompleted contracts                 18,265    12,828
  Prepaid expenses and other current assets           4,854     7,915
  Deferred income taxes                               2,168     2,168
                                                 ----------- ---------
       Total current assets                          76,685    74,794

 Retainage                                            8,543     4,969
 Property, plant and equipment, net                  71,072    69,287
 Goodwill                                            70,797    70,797
 Other intangible assets                              4,961     5,675
 Decontamination and decommissioning trust fund      20,744    19,693
 Other assets                                        13,235     8,917
                                                 ----------- ---------
       Total assets                                $266,037  $254,132
                                                 =========== =========

       Liabilities and Stockholders' Equity
 Current liabilities:
  Current portion of long-term debt                 $10,400   $10,400
  Accounts payable                                    9,424    13,911
  Accrued expenses and other current
   liabilities                                       36,721    41,147
  Unearned revenues                                  26,430    16,476
  Waste processing and disposal liabilities           7,833     9,936
                                                 ----------- ---------
       Total current liabilities                     90,808    91,870

 Long-term debt, less current portion                45,549    50,749
 Facility and equipment decontamination and
  decommissioning liabilities                        40,008    28,778
 Other noncurrent liabilities                         1,086     4,472
 Deferred income taxes                                1,039     2,649
                                                 ----------- ---------
       Total liabilities                            178,490   178,518
                                                 ----------- ---------

 Redeemable preferred stock (liquidation value
  $18,588)                                           15,752    15,752
                                                 ----------- ---------

 Stockholders' equity:
  Preferred stock - $0.01 par value; authorized
   4,840,000 shares; none issued                         --        --
  Common stock - $0.01 par value; authorized
   35,000,000 shares; issued 15,188,381 shares
   in 2003 and 15,142,419 shares in 2002                152       151
  Capital in excess of par value                     77,960    77,715
  Retained earning (deficit)                          3,340    (8,108)
  Treasury stock at cost, 1,612,376 shares in
   2003 and 2002                                     (9,577)   (9,577)
  Deferred compensation                                 (80)     (319)
                                                 ----------- ---------
       Total stockholders' equity                    71,795    59,862
                                                 ----------- ---------

                                                 ----------- ---------
       Total liabilities and stockholders'
        equity                                     $266,037  $254,132
                                                 =========== =========



                    DURATEK, INC. AND SUBSIDIARIES
                 Consolidated Statements of Operations
                              (Unaudited)
             (in thousands, except for per share amounts)

                               Three Months Ended   Nine Months Ended
                               ------------------- -------------------
                               September September September September
                                  28,       30,       28,       30,
                                 2003      2002      2003      2002
                               --------- --------- --------- ---------

Revenues                        $72,517   $72,837  $213,137  $214,361
Cost of revenues                 53,577    57,002   161,673   169,669
                               --------- --------- --------- ---------

Gross profit                     18,940    15,835    51,464    44,692

Selling, general and
 administrative expenses          8,772     8,158    24,045    22,909
                               --------- --------- --------- ---------

Income from operations           10,168     7,677    27,419    21,783

Interest expense, net              (891)   (1,173)   (3,054)   (4,279)
Other income                         50       118         5       319
                               --------- --------- --------- ---------

Income before income taxes,
 proportionate share of income
 (loss) of joint ventures and
 cumulative effect of a change
 in accounting principle          9,327     6,622    24,370    17,823

Income taxes                      3,731     2,682     9,748     7,218
                               --------- --------- --------- ---------

Income before proportionate
 share of income (loss) of
 joint ventures and cumulative
 effect of a change in
 accounting principle             5,596     3,940    14,622    10,605

Proportionate share of income
 (loss) of joint ventures            36       (37)      185      (111)
                               --------- --------- --------- ---------

Net income before cumulative
 effect of a change in
 accounting principle             5,632     3,903    14,807    10,494

Cumulative effect of a change
 in accounting principle, net
 of tax                               -         -    (2,414)        -
                               --------- --------- --------- ---------

Net income                        5,632     3,903    12,393    10,494

Preferred stock dividends and
 charge for accretion              (315)     (315)     (945)     (964)
                               --------- --------- --------- ---------

Net income attributable to
 common stockholders             $5,317    $3,588   $11,448    $9,530
                               ========= ========= ========= =========

Weighted-average common stock
 outstanding:

      Basic                      13,568    13,504    13,551    13,500
                               ========= ========= ========= =========
      Diluted                    19,373    19,066    19,341    19,086
                               ========= ========= ========= =========

Net income (loss) per share:
      Basic
          Before cumulative
           effect of a change
           in accounting
           principle              $0.39     $0.27     $1.02     $0.71
          Cumulative effect of
           a change in
           accounting
           principle                  -         -     (0.18)        -
                               --------- --------- --------- ---------
                                  $0.39     $0.27     $0.84     $0.71
                               ========= ========= ========= =========

      Diluted
          Before cumulative
           effect of a change
           in accounting
           principle              $0.29     $0.20     $0.77     $0.55
          Cumulative effect of
           a change in
           accounting
           principle                  -         -     (0.13)        -
                               --------- --------- --------- ---------
                                  $0.29     $0.20     $0.64     $0.55
                               ========= ========= ========= =========



                    DURATEK, INC. AND SUBSIDIARIES
                 Consolidated Statements of Cash Flows
                              (Unaudited)
                       (in thousands of dollars)

                                                   Nine months ended
                                                  --------------------
                                                  September  September
                                                     28,        30,
                                                    2003       2002
                                                  ---------  ---------

Cash flows from operating activities:
  Net income                                       $12,393    $10,494
  Adjustments to reconcile net income to net
   cash provided by operating activities:
      Depreciation and amortization                  8,991      8,806
      Cumulative effect of a change in
       accounting principle                          2,414         --
      Stock compensation expense                       239        239
      Proportionate share of (income) loss of
       joint ventures, net of distributions           (116)       111
      Changes in operating assets and
       liabilities:
           Accounts receivable, net                   (344)    (8,345)
           Costs and estimated earnings in
            excess of billings on uncompleted
            contracts                               (5,437)    12,793
           Prepaid expenses and other               (2,408)    (1,057)
           Accounts payable, and accrued
            expenses and other current
            liabilities                            (10,218)    (6,533)
           Unearned revenues                         9,954      2,380
           Waste processing and disposal
            liabilities                             (2,102)    (3,574)
           Facility and equipment
            decontamination and
            decommissioning liabilities                663      3,622
           Retainage                                (3,574)    (1,622)
                                                  ---------  ---------
        Net cash provided by operating
         activities                                 10,455     17,314
                                                  ---------  ---------

Cash flows from investing activities:
  Additions to property, plant and equipment        (3,643)    (2,052)
  Other                                               (183)      (134)
                                                  ---------  ---------
        Net cash used in investing activities       (3,826)    (2,186)
                                                  ---------  ---------

Cash flows from financing activities:
  Proceeds from short-term borrowings                   --     (2,545)
  Net repayments of borrowings under revolving
   credit facility                                      --     (3,470)
  Repayments of long-term debt                      (5,200)    (8,051)
  Repayments of capital lease obligations             (325)      (326)
  Preferred stock dividends paid                      (630)        --
  Deferred financing costs                            (413)    (1,098)
  Proceeds from issuance of common stock               205         --
                                                  ---------  ---------
        Net cash used in financing activities       (6,363)   (15,490)
                                                  ---------  ---------
  Net increase in cash                                 266       (362)

Cash, beginning of period                            2,323        441
                                                  ---------  ---------

Cash, end of period                                 $2,589        $79
                                                  =========  =========


    CONTACT: Duratek, Inc., Columbia
             Diane R. Brown
             Robert F. Shawver
             410-312-5100
             www.duratekinc.com